UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 5, 2022 (May 4, 2022)
GIBRALTAR INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-22462	16-1445150
(State or other jurisdiction of incorporation )	(Commission File Number)	(IRS Employer Identification No.)
3556 Lake Shore Road
P.O. Box 2028
Buffalo, New York 14219-0228
(Address of principal executive offices) (Zip Code)
(716) 826-6500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	ROCK	NASDAQ Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

Gibraltar Industries, Inc. (the "Company") held its 2022 Annual Meeting of Stockholders on May 4, 2022 in a virtual meeting format. Stockholders representing 30,911,309 shares, or 94.26%, of the common shares outstanding as of the March 22, 2022 record date were present or represented by proxy at the meeting. The items listed below were submitted to a vote of the stockholders at the 2022 Annual Meeting. The proposals are described in the Company's Definitive Proxy Statement for the 2022 Annual Meeting filed April 1, 2022. Final voting results are shown below.

Proposal 1 - Election of Directors
In order to be elected, each nominee for election as a director requires the affirmative vote of a majority of the votes cast with respect to the director at the 2022 Annual Meeting. Eight directors were elected to hold office for a one-year term expiring in 2023 or until a successor has been duly elected and qualified, or until such director's earlier resignation, retirement or other termination of service. The following summarizes the votes received for each nominee for director.

Director	Votes Cast For	Votes Cast Against	Abstain	Broker Non-Votes
Mark G. Barberio	29,129,586	573,291	5,513	1,202,919
William T. Bosway	28,732,028	840,018	136,344	1,202,919
Craig A. Hindman	29,349,465	353,464	5,461	1,202,919
Gwendolyn G. Mizell	29,360,782	340,984	6,624	1,202,919
Linda K. Myers	29,138,172	564,952	5,266	1,202,919
James B. Nish	29,631,440	70,323	6,627	1,202,919
Atlee Valentine Pope	29,356,532	345,461	6,397	1,202,919
Manish H. Shah	29,635,535	66,253	6,602	1,202,919

Proposal 2 - Advisory Vote on Executive Compensation ("Say-on-Pay")
The stockholders approved of the Company's executive officer compensation in the advisory Say-on-Pay vote. The following summarizes the voting results for the advisory "Say-on-Pay" vote:

Votes Cast For	Votes Cast Against	Abstain	Broker Non-Votes
28,556,785	1,140,449	11,156	1,202,919

Proposal 3 - Approval of the Gibraltar Industries, Inc. Amended and Restated 2016 Stock Plan for Non-Employee Directors
The Gibraltar Industries, Inc. Amended and Restated 2016 Stock Plan for Non-Employee Directors was approved, based upon the following votes:

Votes Cast For	Votes Cast Against	Abstain	Broker Non-Votes
29,582,935	120,397	5,058	1,202,919

Proposal 4 - Ratification of Selection of Independent Registered Public Accounting Firm
The selection of Ernst & Young LLP as the Company's Independent Registered Public Accounting Firm for the year ending December 31, 2022 was ratified, based upon the following votes:

Votes Cast For	Votes Cast Against	Abstain
30,734,962	169,279	7,068

Item 8.01 Other Events

On March 17, 2022, the Board of Directors and Compensation and Human Capital Committee of the Company approved the Gibraltar Industries, Inc. Amended and Restated 2016 Stock Plan for Non-Employee Directors (the “Amended Plan”), subject to approval of the Amended Plan by the Company’s stockholders.

On May 4, 2022, the stockholders of the Company approved the Amended Plan. The Amended Plan increases the total number of shares of the Company's common stock authorized for issuance from 100,000 to 200,000 and makes other specified revisions. A description of the terms of the Amended Plan is included in the Definitive Proxy Statement for the 2022 Annual Meeting filed April 1, 2022. The description of the Amended Plan is qualified in its entirety by reference to the terms and conditions of the Amended Plan, a copy of which is filed as Exhibit 10.1 and incorporated herein by reference. The form of the award agreement for stock awards to non-employee directors of the Company under the Amended Plan is filed as Exhibit 10.2 and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits
    (a)-(c)    Not Applicable
    (d)    Exhibits:

Exhibit No.	Description
10.1	Gibraltar Industries, Inc. Amended and Restated 2016 Stock Plan for Non-Employee Directors
10.2	Form of award for Gibraltar Industries, Inc. Amended and Restated 2016 Stock Plan for Non-Employee Directors Award Agreement
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GIBRALTAR INDUSTRIES, INC.
Date:	May 5, 2022
		By:	/s/ Jeffrey J. Watorek
Jeffrey J. Watorek
Vice President and Treasurer

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